                                                                     EXHIBIT 4.2

CERTIFICATE       NUMBER
   NUMBER       OF SHARES

            MANDATORY ADJUSTABLE REDEEMABLE CONVERTIBLE SECURITIES,
                           PAR VALUE $1.00 PER SHARE

                        COEUR D'ALENE MINES CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF IDAHO

                                                           CUSIP NO.

                    SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

     This is to certify that             is the owner of             fully paid
and non-assessable shares of Mandatory Adjustable Redeemable Convertible Securities, par value $1.00 per share (MARCS), of Coeur d'Alene Mines Corporation (the "Corporation"), transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, of the Corporation, a copy of which is on file with the Transfer Agent, to all of which the holder assents by acceptance hereof. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated:
------------------------------

---------------------------------------      ---------------------------------
William F. Boyd                              Dennis E. Wheeler
Secretary                                    President
[SEAL]




Countersigned and Registered:

FIRST INTERSTATE BANK OF OREGON, N.A.,
As Transfer Agent and Registrar

By:
---------------------------------------
     Authorized Signature
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                        COEUR D'ALENE MINES CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COMM       --  as tenants in common
TEN ENT        --  as tenants by the entireties
JT TEN         --  as joint tenants with right of survivorship
                   and not as tenants in common
UNIF GIFT
   MIN ACT     --  Custodian           under Uniform Gifts to
                   ---------------------------------
                   (Cust)                (Minor)
                   Minors Act -------------------------------
                               (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                          hereby sells, assigns and
transfers unto                          [please print or typewrite name and
address including postal zip code of assignee]        Shares of the Capital
Stock represented by the within Certificate, and do hereby irrevocably
constitute and appoint                Attorney to transfer the said stock on the
books of the within-named Corporation with such full power of substitution in the premises.

Dated:
------------------------------

                                           -------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

By:
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